UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

RAFAEL HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

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RAFAEL HOLDINGS, INC.

520 Broad Street
Newark, New Jersey 07102
(212) 658-1450

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE:	10:30 a.m., local time, on Thursday, January 10, 2019.
PLACE:	Rafael Holdings, Inc.’s offices at 520 Broad Street, 4th Floor, Newark, New Jersey 07102.
ITEMS OF BUSINESS:

1.      To elect four directors, each for a term of one year.

2.      To approve and ratify the sale by the Company to Howard S. Jonas of an aggregate of 1,254,200 shares of the Company’s Class B Common Stock at an aggregate purchase price of $8,641,438.

3.      To transact other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

RECORD DATE:	You can vote if you were a stockholder of record at 5:00 p.m. Eastern time on November 19, 2018.
PROXY VOTING:	You can vote either in person at the Annual Meeting or by proxy without attending the meeting. See details under the heading “How do I Vote?”
ANNUAL MEETING ADMISSION:

If you are a stockholder of record, a form of personal photo identification must be presented in order to be admitted to the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring with you to the Annual Meeting a brokerage statement or other written proof of ownership as of November 19, 2018, as well as a form of personal photo identification.

ANNUAL MEETING DIRECTIONS:	You may request directions to the Annual Meeting via email at invest@rafaelholdings.com or by calling Rafael Holdings Investor Relations at (212) 658-1450 ext. 7.

Important Notice Regarding the Availability of Proxy Materials
for the Rafael Holdings, Inc. Stockholders Meeting to be Held on JANUARY 10, 2019: The Notice of Annual Meeting and Proxy Statement and the 2018 Annual Report are available at: http://rafaelholdings.irpass.com/Annual_Reports

BY ORDER OF THE BOARD OF DIRECTORS

Joyce Mason
Corporate Secretary

Newark, New Jersey
November 27, 2018

RAFAEL HOLDINGS, INC.

520 Broad Street
Newark, New Jersey 07102
(212) 658-1450

________________________________

PROXY STATEMENT

________________________________

GENERAL INFORMATION

Introduction

This Proxy Statement is being furnished to the stockholders of record of Rafael Holdings, Inc., a Delaware corporation (the “Company” or “Rafael ”) as of 5:00 p.m. Eastern time on November 19, 2018, in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors”) of proxies for use in voting at the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Thursday, January 10, 2019 at 10:30 a.m., local time, at the Company’s offices at 520 Broad Street, 4th Floor, Newark, New Jersey 07102. The shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”) and Class B common stock, par value $0.01 per share (“Class B Common Stock”) present at the Annual Meeting or represented by the proxies received by Internet or mail (properly marked, dated and executed) and not revoked, will be voted at the Annual Meeting. This Proxy Statement is being mailed to the Company’s stockholders starting on or about November 30, 2018.

Solicitation and Voting Procedures

This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail and by e-mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and any reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the solicitation materials regarding the Annual Meeting to the beneficial owners of the Company’s Class A Common Stock and Class B Common Stock. The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business in New York, NY on Monday, November 19, 2018 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Class A Common Stock and Class B Common Stock entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, the Company had 12,573,560 shares issued and outstanding and entitled to vote at the Annual Meeting, consisting of 787,163 shares of Class A Common Stock and 11,786,397 shares of Class B Common Stock.

Stockholders are entitled to three votes for each share of Class A Common Stock held by them and one-tenth of one vote for each share of Class B Common Stock. The holders of Class A Common Stock and Class B Common Stock will vote as a single body on all matters presented to the stockholders. There are no dissenters’ rights of appraisal in connection with any proposal.

How do I Vote?

You can vote either in person at the Annual Meeting or by proxy without attending the meeting.

Beneficial holders of the Company’s Class A Common Stock and Class B Common Stock as of the Record Date whose stock is held of record by another party should receive voting instructions from their bank, broker or other holder of record. If a stockholder’s shares are held through a nominee and the stockholder wants to vote at the meeting, such stockholder must obtain a proxy from the nominee record holder authorizing such stockholder to vote at the Annual Meeting.

Stockholders of record should receive a paper copy of our proxy materials and may vote by following the instructions on the proxy card that is included with the proxy materials. As set forth on the proxy card, there are two convenient methods for holders of record to direct their vote by proxy without attending the Annual Meeting: on the

Internet or by mail. To vote by Internet, visit www.voteproxy.com. To vote by mail, mark, date and sign the enclosed proxy card and return it in the postage-paid envelope provided. Holders of record may also vote by attending the Annual Meeting and voting by ballot.

All shares for which a proxy has been duly executed and delivered (by Internet or mail) and not revoked will be voted at the Annual Meeting. If a stockholder of record signs and returns a proxy card but does not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented at the Annual Meeting for consideration and if you have voted your shares by Internet or mail, the persons named as proxies will have the discretion to vote on those matters for you. On the date of filing this Proxy Statement with the Securities and Exchange Commission (the “SEC”), the Board of Directors did not know of any other matter to be raised at the Annual Meeting.

How Can I Change My Vote?

A stockholder of record can revoke his, her or its proxy at any time before it is voted at the Annual Meeting by delivering to the Company (to the attention of Joyce J. Mason, Esq., Corporate Secretary) a written notice of revocation or by executing a later-dated proxy by Internet or mail, or by attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker, or other nominee, you must obtain a proxy executed in your favor from the holder of record (that is, your bank, broker, or nominee) to be able to vote at the Annual Meeting.

Quorum and Vote Required

The presence at the Annual Meeting of a majority of the voting power of the Company’s outstanding Class A Common Stock and Class B Common Stock (voting together), either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstention votes and any broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

The affirmative vote of a majority of the voting power present (in person or by proxy) at the Annual Meeting and casting a vote on a Proposal will be required for the approval of the election of any director (Proposal No. 1) and the approval of a sale to Howard S. Jonas of 1,254,200 shares of the Company’s Class B common stock at $6.89 per share for an aggregate sale price of $8,641,438 (Proposal No. 2). This means that the number of votes cast “for” a Proposal must exceed the number of votes cast “against” that Proposal. Abstentions are not counted as votes “for” or “against” a nominee or any of these proposals.

If you are a beneficial owner whose shares are held of record by a broker, you must instruct your broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the NYSE American. In the event of a broker non-vote or an abstention with respect to any proposal coming before the Annual Meeting, the shares represented by the relevant proxy will not be deemed to be present and entitled to vote on those proposals for the purpose of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matters by reducing the total number of shares from which a majority is calculated.

If you are a beneficial owner whose shares are held of record by a broker, your broker does not have discretionary authority to vote on Proposals Nos. 1 and 2 or on any stockholder proposal without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

How Many Votes Are Required to Approve Other Matters?

Unless otherwise required by law or the Company’s Bylaws, the affirmative vote of a majority of the voting power represented at the Annual Meeting and entitled to vote will be required for other matters that may properly come before the meeting.

Stockholders Sharing the Same Address

We are sending only one copy of the Annual Report and Proxy Statement to stockholders of record who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs. However, if any stockholder residing at such address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she may contact Joyce J. Mason, Esq., Corporate Secretary, Rafael Holdings, Inc., 520 Broad Street, Newark, New Jersey 07102, or by phone at (973) 438-3500, and we will promptly forward to such stockholder a separate Annual Report or Proxy Statement. The contact information above may also be used by members of the same household currently receiving multiple copies of the 2018 Annual Report and Proxy Statement in order to request that only one set of materials be sent in the future.

Fiscal Year

The Company’s fiscal year ends on July 31 of each calendar year. Each reference to a fiscal year refers to the fiscal year ending in the calendar year indicated (e.g., Fiscal 2018 refers to the Fiscal Year ended July 31, 2018).

CORPORATE GOVERNANCE

Introduction

The Company has in place a comprehensive corporate governance framework that reflects the corporate governance requirements of the Sarbanes-Oxley Act of 2002, the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and the corporate governance-related listing requirements of the NYSE American. Consistent with the Company’s commitment to strong corporate governance, the Company does not rely on the exceptions from the NYSE American’s corporate governance listing requirements available to it as a “controlled company,” except as described below with regard to (i) the composition of the Nominating Committee and (ii) the Company not having a single Nominating/Corporate Governance Committee.

In accordance with applicable sections of the NYSE American Company Guide, the Company has adopted a set of Corporate Governance Guidelines and a Code of Business Conduct and Ethics, the full texts of which are available for your review in the Governance section of our website at http://rafaelholdings.irpass.com/Governance and which also are available in print to any stockholder upon written request to the Corporate Secretary.

The Company qualifies as a “controlled company” as defined by the NYSE American Company Guide, because more than 50% of the voting power of the Company is controlled by one individual, Howard S. Jonas, who serves as Chairman of the Board of Directors and Chief Executive Officer. Notwithstanding that being a “controlled company” entitles the Company to exempt itself from the requirement that a majority of its directors be independent directors and that the Compensation Committee and Corporate Governance Committee be comprised entirely of independent directors, the Board of Directors has determined affirmatively that a majority of the members of the Board of Directors and the director nominees are independent in accordance with the NYSE American Company Guide and that the Compensation Committee and the Corporate Governance Committee are in fact comprised entirely of independent directors. As a “controlled company,” the Company may, and has chosen to, exempt itself from the NYSE American Company Guide requirement that it have a single Nominating/Corporate Governance Committee composed entirely of independent directors. As noted above, and discussed in greater detail below, the Board of Directors maintains a separate Corporate Governance Committee comprised entirely of independent directors, and a Nominating Committee comprised of the Chairman of the Board of Directors and one independent director.

Director Independence

The Corporate Governance Guidelines adopted by the Board of Directors provide that a majority of the members of the Board of Directors, and each member of the Audit, Compensation and Corporate Governance Committees, must meet the independence requirements set forth therein. The full text of the Corporate Governance Guidelines, including the independence requirements, is available for your review in the Governance section of our website at http://rafaelholdings.irpass.com/Governance. For a director to be considered independent, the Board of Directors must determine that a director meets the Independent Director Qualification Standards set forth in the Corporate Governance Guidelines, which comply with the NYSE American definitions of independent, and is free from any material relationship with the Company and its executive officers. The Board of Directors considers all relevant facts and circumstances known to it in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation or significant financial interest. In addition to considering all relevant information available to it, the Board of Directors uses the following categorical Independent Director Qualification Standards in determining the “independence” of its directors:

1.      During the past three years, the Company shall not have employed the director, or, except in a non-officer capacity, any of the director’s immediate family members;

2.      During the past three years, the director shall not have received, and shall not have an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

3.      (a) The director shall not be a current partner or employee of a firm that is the Company’s internal or external auditor, (b) the director shall not have an immediate family member who is a current partner of such firm, (c) the director shall not have an immediate family member who is a current employee of such firm and personally works on the Company’s audit, and (d) neither the director nor any of his or her immediate family members shall have been, within the last three years, a partner or employee of such firm and personally worked on the Company’s audit within that time;

4.      Neither the director, nor any of his or her immediate family members, shall be, or shall have been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation (or equivalent) committee; and

5.      The director shall not be a current employee and shall not have an immediate family member who is a current executive officer of a company (excluding tax exempt organizations) that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of (a) $200,000 or (b) five percent of the consolidated gross revenues of such other company. The Corporate Governance Committee will review the materiality of such relationship to tax exempt organizations to determine if such director qualifies as independent.

Based on the review and recommendation of the Corporate Governance Committee, the Board of Directors has determined that each of Stephen Greenberg, Boris C. Pasche and Michael J. Weiss is independent in accordance with the Corporate Governance Guidelines and, thus, that a majority of the director nominees, and each member or nominee intended to become a member of the Audit, Compensation and Corporate Governance Committees is independent.

The Corporate Governance Committee considered the following relationships between the Company and Dr. Michael Weiss in determining Dr. Weiss’ independence: Dr. Weiss joined the board of directors of the Company upon the spinoff from IDT Corporation in March 2018. Prior to the spinoff, Dr. Weiss became a .0025% owner of the equity of CS Pharma Holdings, LLC, a limited liability company of which the Company is an effective 45% owner. Dr. Weiss was not a director or otherwise a “Related Person” of the Company at the time of the transaction. The Corporate Governance Committee determined, after considering the timing, ownership and financial interest of Dr. Weiss in CS Pharma, that the foregoing relationship did not impact Dr. Weiss’ independence. The Corporate Governance Committee (with Dr. Weiss abstaining), therefore, recommended that the Board of Directors determine that Dr. Weiss be deemed independent in accordance with the Corporate Governance Guidelines. The Board of Directors (with Dr. Weiss abstaining) accepted the Corporate Governance Committee’s recommendation.

As used herein, the term “non-employee director” shall mean any director who is not an employee of, or consultant to, the Company, and who is deemed to be independent by the Board of Directors. Therefore, Howard Jonas is a non-employee director. None of the other non-employee directors or director nominees had any relationships with the Company that the Corporate Governance Committee was required to consider when reviewing independence.

Director Selection Process

The Nominating Committee will consider director candidates recommended by the Company’s stockholders. Stockholders may recommend director candidates by contacting the Chairman of the Board as provided under the heading “Director Communications.” The Nominating Committee considers candidates suggested by its members, other directors, senior management and stockholders in anticipation of upcoming elections and actual or expected board vacancies. All candidates, including those recommended by stockholders, are evaluated on the same basis in light of the entirety of their credentials and the needs of the Board of Directors and the Company. Of particular importance is the candidate’s wisdom, integrity, ability to make independent analytical inquiries, understanding of the business environment in which the Company operates, as well as his or her potential contribution to the diversity of the Board of Directors and his or her willingness to devote adequate time to fulfill duties as a director. Under “Proposal No. 1 – Election of Directors” below, we provide an overview of each nominee’s experience, qualifications, attributes and skills that led the Nominating Committee and the Board of Directors to determine that each nominee should serve as a Director.

Director Communications

Stockholders and other interested persons seeking to communicate directly with the Board of Directors, with the lead independent director (currently Mr. Greenberg) or the non-employee directors as a group, should submit their written comments c/o Lead Independent Director at our principal executive offices, Rafael Holdings, Inc., 520 Broad Street, Newark, New Jersey 07102. The lead independent director will review any such communication at the next regularly scheduled Board meeting unless, in his or her judgment, earlier communication to the Board is warranted. If a stockholder communication raises concerns about the ethical conduct of the Company or its management, it should be sent directly to our Corporate Secretary, Joyce J. Mason, Esq., at our principal executive offices, Rafael Holdings, Inc., 520 Broad Street, Newark, New Jersey 07102. The Corporate Secretary will promptly forward a copy of any such communication to the Chairman of the Audit Committee and, if appropriate, our Chairman of the Board, and take such actions as they deem necessary to ensure that the subject matter is addressed by the appropriate committee of the Board of Directors, by management and/or by the full Board of Directors.

The Corporate Secretary may filter out and disregard or re-direct (without providing a copy to the directors or advising them of the communication), or may otherwise handle at his or her discretion, any director communication that falls into any of the following categories:

•        Obscene materials;

•        Unsolicited marketing or advertising material or mass mailings;

•        Unsolicited newsletters, newspapers, magazines, books and publications;

•        Surveys and questionnaires;

•        Resumes and other forms of job inquiries;

•        Requests for business contacts or referrals;

•        Material that is threatening or illegal; or

•        Any communications or materials that are not in writing.

In addition, the Corporate Secretary may handle in her discretion any director communication that can be described as an “ordinary business matter.” Such matters include the following:

•        Routine questions, service and product complaints and comments that can be appropriately addressed by management; and

•        Routine invoices, bills, account statements and related communications that can be appropriately addressed by management.

BOARD OF DIRECTORS AND COMMITTEES

The current Board of Directors was appointed in connection with the Company’s Spin-Off from IDT Corporation in March 2018, and held three meeting in Fiscal 2018 following the Spin-Off, which were attended by all of the directors. During Fiscal 2018 until March 8, 2018, the Board of Directors consisted of Howard Jonas, Menachem Ash and Joyce Mason (collectively, the “Prior Directors”). On March 8, 2018, the Prior Directors were removed from the Board of Directors, and the current directors were elected.

Directors are encouraged to attend the Company’s annual meeting of stockholders, and the Company has scheduled a meeting of the Board of Directors on the same date and at the same place as the 2019 Annual Meeting of Stockholders to encourage director attendance.

Board of Directors Leadership Structure and Risk Oversight Role

Our Chairman of the Board, Howard Jonas, provides overall leadership to the Board of Directors. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership, and that given the dynamic and competitive environment in which we operate, the appropriate Board leadership structure may vary as circumstances warrant. The Board has determined that, given Howard Jonas’ leadership skills, relationships with the members of management and other members of the Board, alignment with the Company’s stockholders due to his ownership of the Company’s capital stock, and prior positions where he acted as leader and provided oversight over different bodies, that he is well suited to be the Chairman of the Board at the present time, while, as Chief Executive Officer, he provides leadership in respect to the day-to-day management and operation of the Company’s businesses.

The Board of Directors, directly and through its committees, has responsibility for the oversight of risk management, including the review of the policies with respect to risk management and risk assessment. The risk management oversight roles of the Audit, Compensation and Corporate Governance Committees discussed below, which are comprised solely of independent directors, provide an appropriate and effective balance to the Chairman of the Board’s role. With the oversight of the full Board of Directors, the Company’s senior management is responsible for the day-to-day management of the material risks the Company faces. The Board of Directors is required to satisfy itself that the risk management process implemented by management is adequate and functioning as designed.

The NYSE American Company Guide requires that the non-employee directors of the Company meet at least annually in executive session without the presence of non-independent directors and management. These executive sessions are held at every regularly scheduled meeting of the Board of Directors.

Stephen Greenberg, an independent director, has served as the “Lead Independent Director,” since March 26, 2018.

As stated above, each of the Audit, Compensation and Corporate Governance Committees oversee certain aspects of risk management and report their respective findings to the full Board of Directors on a quarterly basis, and as is otherwise needed. The Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of the risk-related internal controls, internal investigations, and security risks, generally. The Compensation Committee oversees risks related to compensation policies and practices. The Corporate Governance Committee oversees our Corporate Governance Guidelines and governance-related risks, such as board independence, as well as senior management and director succession planning.

Board Committees

The Board of Directors established an Audit Committee, a Compensation Committee, a Corporate Governance Committee and a Nominating Committee.

Audit Committee

The Audit Committee consists of Mr. Stephen Greenberg (Chairman), Dr. Boris Pasche and Dr. Michael Weiss, and is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm. The Audit Committee also oversees management’s performance of its responsibility for the integrity of the Company’s accounting and financial reporting and its systems of internal controls, the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements. The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://rafaelholdings.irpass.com/Committees, and is also available in print to any stockholder upon request to the Corporate Secretary. The Audit Committee held three (3) meetings during Fiscal 2018. The Board of Directors, upon recommendation of the Corporate Governance Committee, has determined that (i) all of the members of the Audit Committee are independent within the meaning of the applicable NYSE American listing standards and the Sarbanes-Oxley Act of 2002, and (ii) that Mr. Greenberg qualifies as an “audit committee financial expert” in accordance with the SEC rules.

Compensation Committee

The Compensation Committee is responsible for, among other things, reviewing, evaluating and approving all compensation arrangements for the executive officers of the Company, evaluating the performance of executive officers, administering the Company’s 2018 Equity Incentive Plan, and recommending to the Board of Directors the compensation for Board members, such as retainers, committee and other fees, stock option, restricted stock and other stock awards, and other similar compensation as deemed appropriate. The Compensation Committee confers with the Company’s executive officers when making the above determinations. The Compensation Committee currently consists of Drs. Weiss (Chairman) and Pasche and Mr. Greenberg. The Compensation Committee held two (2) meetings during Fiscal 2018. The Compensation Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://rafaelholdings.irpass.com/Committees, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors, upon recommendation of the Corporate Governance Committee, has determined that the members of the Compensation Committee are independent within the applicable NYSE American listing standards.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has served as an officer or employee of the Company or has any relationship with the Company that is required to be disclosed under the heading “Related Person Transactions.” No executive officer of the Company served or serves on the compensation committee (or other board committee performing equivalent functions) of any company that employed or employs as an executive officer any member of the Company’s Compensation Committee.

Corporate Governance Committee

The Corporate Governance Committee is responsible for, among other things, reviewing and reporting to the Board of Directors on matters involving relationships among the Board of Directors, the stockholders and senior management. The Corporate Governance Committee (i) reviews the Corporate Governance Guidelines and other policies and governing documents of the Company and recommends revisions as appropriate, (ii) reviews any potential conflicts of interests of independent directors, (iii) reviews and monitors related person transactions, (iv) oversees the self-evaluations of the Board of Directors, the Audit Committee and the Compensation Committee and (v) reviews and determines director independence, and makes recommendations to the Board of Directors regarding director independence. The Corporate Governance Committee currently consists of Drs. Weiss (Chairman) and Pasche and Mr. Greenberg. The Corporate Governance Committee held four (4) meetings in Fiscal 2018. The Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://rafaelholdings.irpass.com/Committees, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors, upon recommendation of the Corporate Governance Committee, has determined that all of the members of the Corporate Governance Committee are independent within the applicable NYSE American listing standards.

Nominating Committee

The Nominating Committee is responsible for overseeing nominations to the Board of Directors, including: (i) developing the criteria and qualifications for membership on the Board of Directors, (ii) recommending candidates to fill new or vacant positions on the Board of Directors, and (iii) conducting appropriate inquiries into the backgrounds of potential candidates. A summary of new director qualifications can be found under the heading

“Director Selection Process.” The Nominating Committee currently consists of Howard S. Jonas (Chairman) and Stephen Greenberg. The Board of Directors has determined that Mr. Greenberg is independent within the applicable NYSE American listing standards. Howard S. Jonas is not independent. The Company, as a “controlled company,” is exempt from the requirement to maintain an independent nominating committee pursuant to the NYSE American Company Guide. The Nominating Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://rafaelholdings.irpass.com/Committees, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Nominating Committee held one (1) meeting during Fiscal 2018.

FISCAL 2018 COMPENSATION FOR NON-EMPLOYEE DIRECTORS

None of the Company’s directors who served on the Board following the Spin-Off received compensation in Fiscal 2018 for their service as directors.

Pursuant to the Company’s 2018 Equity Incentive Plan (the “2018 Plan”), each non-employee director of the Company who attends at least 75% of the regularly scheduled meetings of the Board of Directors during a calendar year will receive an annual cash retainer of $25,000. Such payment is to be made in January of the calendar year following attendance of at least 75% of the regularly scheduled Board meetings during the preceding year, and will be pro-rated based on the quarter for non-employee directors who join the Board of Directors or depart from the Board of Directors during the prior year, if such director attended 75% of the applicable board meetings for such partial year. The Company’s Chief Executive Officer may, in his discretion, waive the requirement of 75% attendance by a director to receive the annual retainer in the case of mitigating circumstances. In addition, each non-employee member of our Board of Directors will receive an annual grant of 4,203 restricted shares of our Class B common stock (pro-rated based on the quarter in which they join the Board). Such grant will be made on or about each January 5th and the shares will vest in full immediately upon grant. The Compensation Committee believes that our director compensation is fair and appropriate in light of the responsibilities and obligations of our directors. The Compensation Committee will periodically review our director compensation practices. Directors do not receive any annual fees for committee services, nor are there any additional fees paid to the lead independent director or for other board or committee roles.

RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

The Board of Directors has adopted a Statement of Policy with respect to Related Person Transactions, which is administered by the Corporate Governance Committee. This policy covers any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest. Related Persons include directors, director nominees, executive officers, any beneficial holder of more than 5% of any class of the Company’s voting securities, and any immediate family member of any of the foregoing persons. The policy also covers transactions which, despite not meeting all of the criteria set forth above, would otherwise be considered material to investors based on qualitative factors, as determined by the Corporate Governance Committee with input from the Company’s management and advisors. Transactions that fall within the definition are considered by the Corporate Governance Committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance Committee will decide whether or not to approve such transactions and will approve only those transactions that are in the best interests of the Company and its stockholders. If the Company becomes aware of an existing Related Person Transaction that has not been approved under this policy, the matter will be referred to the Corporate Governance Committee. The Corporate Governance Committee will evaluate all options available, including ratification, revision or termination of such transaction.

Transactions with Related Persons, Promoters and Certain Control Persons

All of the following Related Person Transactions were approved in accordance with the policy described above:

On March 26, 2018, IDT Corporation (“IDT”) spun off the Company. In connection with the spin-off, IDT and the Company entered into a Transition Services Agreement, dated March 26, 2018 (the “TSA”), pursuant to which IDT, which is controlled by Howard S. Jonas and for which Howard S. Jonas serves as the Chairman of the Board, provides certain services to the Company. The services include, but are not limited to: administrative, tax, human resources, information technology, and legal. IDT billed the Company a total of $198,504 under the TSA from March 26, 2018 to July 31, 2018. In addition, during the period from March 26, 2018 to July 31, 2018, Rafael billed IDT $18,161 for real estate advisory services provided to IDT, and IDT collected cash of $290,392 on behalf of Rafael, primarily from Rafael’s third-party tenants, while Rafael was in the process of changing its billing and collection systems. As of July 31, 2018, IDT owed Rafael $584,516 for cash collected and IDT’s expenses paid by Rafael on behalf of IDT.

IDT leases space from the Company at 520 Broad Street, Newark, NJ (“520 Broad”). IDT leases approximate 80,000 square feet of office space plus parking occupied by IDT at 520 Broad and approximately 3,600 square feet of office space in Jerusalem, Israel. IDT paid the Company $628,314 for office rent and parking from March 26, 2018 to July 31, 2018. As of July 31, 2018, IDT owed the Company $33,520 for office rent and parking.

Genie Energy, Ltd. (“Genie”), a company controlled by Howard Jonas, the Company’s Chairman of the Board and controlling stockholder, leases office space from the Company at 520 Broad as well as receives certain connectivity and other services from the Company. Billings for such services totaled $214,048 in Fiscal 2018. The Company charges Genie $23.00 per square foot annually for approximately 8,631 square feet of space. The Company also provides office space to Genie in Jerusalem, Israel. Billings for such rent totaled $82,722 until June 30, 2018, at which time this lease was cancelled. As of July 31, 2018, Genie owed the Company $0.

The Company provides services to Rafael Pharmaceuticals, Inc. (“Rafael Pharma”). Howard S. Jonas has served as a director of Rafael Pharma since April 2013 and was appointed Chairman of the Board in April 2016 as well as owning an equity interest in Rafael Pharma. Subsequent to the spin-off, the Company provided the following services to Rafael Pharma: administrative, finance, accounting, tax and legal. The Company billed Rafael Pharma $166,481 from March 26, 2018 until July 31, 2018. As of July 31, 2018, Rafael Pharma owed the Company $166,481. On May 9, 2018, a loan of $1.7 million dollars from the Company to Rafael Pharma was approved by the Corporate Governance Committee.

On April 26, 2018, the Corporate Governance Committee authorized, approved and confirmed an underlying Related Person Transaction involving Howard Jonas with respect to the Company’s proposed sale to Mr. Jonas of

1,254,200 shares of the Company’s Class B common stock at a price per share of $6.89, which was the closing price for the Class B common stock on the NYSE American on April 26, 2018 (the last closing price before approval of the arrangement) for an aggregate purchase price of $8,641,438, the purchase price of which would be reduced by the amount of any dividends whose record date is between the date hereof and the issuance of the shares (the “Sale”). The Sale will take place as soon as practicable following stockholder approval, if obtained.

In September 2018, CS Pharma Holdings, LLC (“CS Pharma”), in which the Company owns an effective 45% interest, exercised a warrant to purchase 8 million shares of Rafael Pharma’s Series D Convertible Preferred Stock for $10 million representing approximately 8% of the equity on a fully-diluted basis (excluding the remainder of the warrant) of Rafael Pharma. The warrant in full is exercisable for up to 56% of the fully diluted equity of Rafael Pharma. The right to exercise the first $10 million of the warrant was held by CS Pharma. CS Pharma is owned by .0025% by Michael Weiss, a non-employee director of the Company. The remainder of the warrant is held by IDT-Rafael Holdings, LLC, the Company’s 90%-owned subsidiary and the remaining 10% of which is held by Howard Jonas.

On November 5, 2018, IDT-Rafael Holdings, LLC partially exercised a warrant to purchase 4 million shares of Rafael Pharma’s Series D Convertible Preferred Stock for $5 million, of which $500,000 is being contributed by Howard Jonas, representing approximately 4% of the equity on a fully-diluted basis (excluding the remainder of the Warrant) of Rafael Pharma.

Joyce J. Mason, the Company’s Corporate Secretary is the sister of Howard S. Jonas, the Company’s Chairman of the Board and controlling stockholder. Howard Jonas’ total compensation during Fiscal 2018 is set forth in the Summary Compensation Table below and Joyce Mason was awarded 4,000 restricted shares of the Company’s Class B Common Stock on March 26, 2018.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Class A Common Stock and the Class B Common Stock of the Company, (ii) each of the Company’s directors, director nominees, and the Named Executive Officers, and (iii) all directors and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them.

Unless otherwise noted, the security ownership information provided below is given as of November 19, 2018, and all shares are owned directly. Percentage ownership information is based on the following amount of outstanding shares: 787,163 shares of Class A Common Stock and 11,786,397 shares of Class B Common Stock. The numbers reported for Howard S. Jonas assume the conversion of all 787,163 currently outstanding shares of Class A Common Stock into Class B Common Stock.

Name	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock		Percentage of Aggregate Voting Power[d]
Howard S. Jonas	2,127,113	(1)	16.9%		70.5%
520 Broad Street Newark, NJ 07102

The Vanguard Group Inc.	1,320,668	(2)	11.2%		3.7%
100 Vanguard Blvd. Malvern, PA 19355

Dimensional Fund Advisors LP	779,261	(2)	6.6%		2.2%
Building One 6300 Bee Cave Road. Austin, Texas, 78746

Vanguard World Funds	713,536	(2)	6.1%		2.0%
100 Vanguard Blvd Malvern, PA 19355

Renaissance Technologies, LLC	670,249	(2)	5.7%		1.9%
800 Third Avenue New York, NY 10022

Blackrock, Inc.	617,864	(2)	5.2%		1.8%
55 East 52nd Street New York, NY 10055

Menachem Ash	67,647	(3)	*		*

David Polinsky	8,000	(4)	*		*

Stephen Greenberg	0		*		*

Boris C. Pasche	0		*		*

Michael J. Weiss	0		*		*

All directors, Named Executive Officers and other executive officers as a group (6) persons)	2,202,760	(5)	17.6	%(6)	70.7%

____________

*        Less than 1%.

d        Voting power represents combined voting power of Class A Common Stock (three votes per share) and Class B Common Stock (one-tenth of one vote per share). Excludes stock options.

(1)      Consists of an aggregate of: (a) 787,163 shares of Class A Common Stock held by the Howard S. Jonas 2017 Annuity Trust; and (b) 1,339,950 shares of Class B Common Stock, consisting of: (i) 11,604 restricted shares of Class B Common Stock that vest on January 5, 2019 held by Howard S. Jonas directly; (ii) 1,223,896 shares owned by the Howard S. Jonas 2017 Annuity Trust; (iii) an aggregate of 3,890 shares held in custodial accounts for the benefit of certain children of Howard S. Jonas (of which Howard S. Jonas is the custodian); (iv) 98,820 shares of Class B Common Stock owned by the Jonas Foundation; and (v) 1,740 shares held by Howard S. Jonas in his 401(k) plan account as of September 30, 2018. Howard S. Jonas is the trustee of the Howard S. Jonas 2017 Annuity Trust. The foregoing does not include (I) 51,399 shares of Class B Common Stock owned by the Howard S. and Deborah Jonas Foundation, Inc., as Howard S. Jonas does not beneficially own these shares, (II) an aggregate of 1,482,690 shares of Class B Common Stock beneficially owned by trusts for the benefit of the children of Howard S. Jonas, as Howard S. Jonas does not exercise or share voting or investment control over these shares, and (III) 80,000 shares of the Company’s Class B Common Stock owned by the 2012 Jonas Family, LLC (Howard S. Jonas is a minority equity holder of such entity).

(2)      According to the applicable Schedule 13G as filed by the applicable beneficial owner for its ownership of IDT Corporation Class B common stock prior to the spinoff.

(3)      Consists of (a) 8,165 shares of Class B common stock, (b) 58,200 restricted shares of Class B Common Stock that vest as follows: 19,400 on each of March 26, 2019, March 26, 2020 and March 26, 2021, and (c) 1,282 shares of Class B Common Stock held by Mr. Ash in his 401(k) plan account as of September 30, 2018.

(4)      Consist of restricted shares of Class B Common Stock that vest as to: 2,667 on each of March 26, 2019 and March 26, 2020 and as to 2,666 on March 26, 2021.

(5)      Consists of the shares and options set forth above with respect to the Named Executive Officers and directors (including Howard S. Jonas’ shares of Class A Common Stock, which are convertible into Class B Common Stock).

(6)      Assumes conversion of all of the shares of Class A Common Stock into shares of Class B Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than ten percent or more of a registered class of the Company’s equity securities are required to file reports of ownership and changes in ownership, on a timely basis, with the SEC. Based on material provided to the Company, the Company believes that all such required reports were filed on a timely basis in Fiscal 2018.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or awarded to our executive officers (the “Named Executive Officers”) by IDT Corporation and/or the Company during Fiscal 2018. Prior to the Spin-Off, Howard Jonas and Menachem Ash were also employees of IDT and all compensation for periods prior to the Spin-Off disclosed in the table below was paid by IDT for services provided by the Named Executive Officers to our business segments and certain other business units of IDT.

Name and Principal Position	Fiscal Year	Salary(1)	Bonus(1)	Stock Awards(2)	Option Awards	All Other Compensation		Total
Howard Jonas Chairman of the Board, Chief Executive Officer	2018	$250,801	$—	$—	$—	$1,333	(3)	$252,134
David Polinsky Chief Financial Officer	2018	$65,506	$—	$39,200	$—	$—		$104,706
Menachem Ash President, General Counsel	2018	$270,978	$—	$285,180	$—	$1,333	(4)	$557,491

____________

(1)      The Company’s executive compensation structure is designed to attract and retain qualified and motivated personnel and align their interests with those of the Company and its stockholders. The Named Executive Officers are awarded bonuses based on certain accomplishments in respect of the relevant fiscal year. The Company does not target any specific proportion of total compensation in setting annual base salary and bonus compensation.

(2)      The amounts shown in these columns reflect the aggregate grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718, which is based on the closing price of our common stock on the grant date. For a discussion of the valuation and a description of the restricted stock awards granted, please see Note 14 – Stock-Based Compensation to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the Fiscal Year ended July 31, 2018. Restricted Class B Common stockholders are entitled to receive any dividends paid on Class B Common Stock of the Company.

(3)      Represents the value of IDT Class B Common Stock given as a matching contribution to Mr. Jonas’ account in the IDT 401(k) plan when Mr. Jonas was an employee of IDT during Fiscal 2018 pro-rated for the periods prior to the Spin-Off.

(4)      Represents the value of IDT Class B Common Stock given as a matching contribution to Mr. Ash’s account in the IDT 401(k) plan when Mr. Ash was an employee of IDT during Fiscal 2018 pro-rated for the periods prior to the Spin-Off.

Outstanding Equity Awards at 2018 Fiscal Year-End

The following table provides information on the current holdings of stock options and unvested restricted shares of the Company’s Class B Common Stock by our Named Executive Officers at July 31, 2018.

	Option Awards					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)
Howard Jonas	3/28/2018	500,000	—	4.90	3/27/2023	11,604	(3)	$105,596
David Polinsky	—	—	—	—	—	8,000	(4)	$72,800
Menachem Ash	—	—	—	—	—	58,200	(5)	$529,620

____________

(1)      The market value of unvested restricted shares of the Company’s Class B Common Stock is calculated by multiplying the number of such shares held by the applicable named executive officer by the closing price of our Class B Common Stock on July 31, 2018 (the last trading day of Fiscal 2018), which was $9.10.

(2)      All options listed in this column of the table that were granted in respect of options held to purchase shares of IDT Class B Common Stock in connection with IDT’s pro-rata spin-off of the Company are fully vested.

(3)      Represents restricted shares of Class B Common Stock to vest on January 5, 2019 that were granted in respect of restricted shares of IDT Class B Common Stock in connection with IDT’s pro rata spin-off of the Company.

(4)      Represents restricted shares of Class B Common Stock to vest 2,667 shares on each of March 26, 2019 and March 26, 2020 and 2,666 shares on March 26, 2021.

(5)      Represents restricted shares of Class B Common Stock to vest 19,400 shares on each of March 26, 2019, March 26, 2020 and March 26, 2021.

Except as provided for in agreements that the Company may enter into with its executive officers, any bonus compensation to executive officers will be determined by our Compensation Committee based on factors it deems appropriate, including the achievement of specific performance targets and our financial and business performance.

Equity Compensation Plan Information as of July 31, 2018.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column of this table)
Equity compensation plans approved by security holders – 2018 Equity Incentive Plan	768,379	$4.90	225,395

We adopted our Equity Incentive Plan to provide equity compensation to our Board of Directors, our management and our employees and consultants. Except as described above, we have not committed to make any grants under such plan. In conjunction with the spin-off, approximately 95,190 shares of our Class B Common Stock were distributed to holders of unvested restricted shares of Class B Common Stock of IDT, which are similarly restricted. In addition, we issued options to purchase 626,662 shares of our Class B Common Stock in respect of outstanding options to purchase shares of Class B Common Stock of IDT. Such restricted shares and options were issued under the 2018 Plan.

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the Company’s Amended and Restated By-Laws, the authorized number of directors on the Board of Directors is between three and seventeen, with the actual number to be set, within that range, by the Board of Directors from time to time. There are currently four directors on the Board of Directors. The current terms of all of the directors expire at the Annual Meeting of Stockholders. All four directors are standing for re-election at the Annual Meeting.

The nominees to the Board of Directors are Howard S. Jonas, Stephen M. Greenberg, Boris C. Pasche, and Michael J. Weiss, each of whom has consented to be named in this proxy statement and to serve if elected. Each of the nominees is currently serving as a director of the Company. Brief biographical information about the nominees for directors is furnished below.

Each of these director nominees is standing for election for a term of one year until the 2020 Annual Meeting, or until his successor is duly elected and qualified or until his earlier resignation or removal. A majority of the votes cast at the Annual Meeting of Stockholders shall elect each director. Stockholders may not vote for more than five persons, which is the number of nominees identified herein. The biographical information and other information about the nominees is contained below. Following each nominee’s biographical information, we have provided information concerning particular experience, qualifications, attributes and/or skills that the Nominating Committee and the Board of Directors considered when determining that each nominee should serve as a director.

Howard S. Jonas serves as Chairman of the Board of Directors of the Company and Chief Executive Officer. Mr. Jonas has been a director of Rafael Pharmaceuticals since April 2013 and was appointed Chairman of the Board in April 2016. Mr. Jonas founded IDT in August 1990, and has served as Chairman of its Board of Directors since its inception. Mr. Jonas served as Chief Executive Officer of IDT from October 2009 through December 2013. Mr. Jonas has served as Chairman of the Board of Directors of Genie Energy Ltd. since January, 2011, when it was spun off from IDT, and served as Chief Executive Officer of Genie from January 2014 until November 2017. Mr. Jonas served as the Chairman of the Board of Zedge, Inc., a former subsidiary of IDT that was spun off to stockholders in June 2016, from June 2016 to November 2016, and as the Vice Chairman of Zedge since November 2016. Mr. Jonas also serves as the Chairman of the Board of IDW Media Holdings, Inc., a former subsidiary of IDT that was spun off to stockholders in September 2009. Mr. Jonas is also the founder and has been President of Jonas Media Group (f/k/a Jonas Publishing) since its inception in 1979. Mr. Jonas received a B.A. in Economics from Harvard University.

Key Attributes, Experience and Skills:

As founder of the Company and Chairman of the Board since its inception, Mr. Jonas brings to the Board extensive and detailed knowledge of all aspects of our Company and each industry in which it is involved. In addition, having Mr. Jonas on the Board provides our Company with effective leadership.

Stephen Greenberg has served as a director since March 2018 and served as a director of Zedge, Inc. (NYSE American: ZDGE) from May 23, 2016 to January 2018. Mr. Greenberg has been managing member of Pilgrim Mediation Group since May 2012 and managing member of Bento Box Entertainment since January 2013. Mr. Greenberg previously served as Chairman of the Board and Chief Executive Officer of Net2Phone, Inc. and of IDT Spectrum, Inc. from 2002 to 2006. In April 2015, Mr. Greenberg was elected the 29th Chairman of the Board of the Conference of Presidents of Major American Jewish Organizations, the central coordinating body on international and national concerns for fifty National Jewish Organizations. Immediately prior to his election, Mr. Greenberg served as Chairman of the National Coalition for Eurasian Jewry. Mr. Greenberg has been a member of the board of American Friends of Beit Hatfusot since 1995 and previously served as the organization’s President and a member of the board of Tel Aviv Foundation since 2005. Mr. Greenberg was also a member of the board of International Hillel from 2006 to 2012. Mr. Greenberg received a B.A. in English cum laude from Washington & Jefferson College in 1965 and a J.D. with honors from George Washington University in 1968.

Key Attributes, Experience and Skills:

Mr. Greenberg is a seasoned professional and executive. He has overseen and advised companies as CEO as well as an attorney and in other capacities. Mr. Greenberg’s experience running Net2Phone will bring to the Board the perspective of an executive of a developing company that was newly public and dealing with the challenges of that position. His problem-solving skills, proven through his experience as an attorney, a mediator and a leader in public service, as well as his broad contacts in numerous fields, will also serve our Company well.

Boris C. Pasche, MD, Ph.D., has served as a director since March 2018 and is co-founder, member and Chief Executive Officer of TheraBionic Inc, formerly TheraBionic LLC and TheraBionic GmbH, companies focused on the commercialization of its first oncology application: treatment of advanced hepatocellular carcinoma. TheraBionic GmbH received European regulatory approval for its TheraBionic P1 device in July 2018. Since 2014, Dr. Pasche has served as attending physician at Wake Forest Medical Center, director at Wake Forest Baptist Comprehensive Cancer Center and he serves as chairman and holds the Charles L. Spurr Endowed Chair in Cancer Research, Department of Cancer Biology at Wake Forest University. Dr. Pasche is currently a member of the board of The Foundation for Research on Information Technologies in Society USA, Inc. From 2013 until 2016, Dr. Pasche served as associate editor of The Journal of the American Medical Association and prior to 2013 as contributing editor. From 2008 until 2014, Dr. Pasche was director of the Division of Hematology/Oncology of the University of Alabama at Birmingham (UAB) and Professor of Medicine with tenure, and the Martha Ann and David L. May Chair in Cancer Research. Dr. Pasche was associate director for Translational Research of the UAB Comprehensive Cancer Center between 2008 and 2009 and from 2009 until 2011 was deputy director of the UAB Comprehensive Cancer Center. Dr. Pasche currently serves as an editorial board member of 4Open.

Dr. Pasche received his M.D. and Ph.D. degrees from the Karolinska Institute in Stockholm, Sweden and a M.D. degree from the University of Lausanne, Switzerland. Following a postdoctoral fellowship in Dr. Joseph Loscalzo’s lab at the Brigham and Women’s Hospital, Harvard Medical School, Dr. Pasche did an internship and residency in Internal Medicine at the New York Hospital, Cornell Medical Center. Dr. Pasche received his clinical training in Hematology/Oncology at Memorial Sloan-Kettering Cancer Center and did a second postdoctoral fellowship in the lab of Dr. Joan Massagué, Howard Hughes Medical Institute and Sloan-Kettering Institute for Cancer Research.

Dr. Pasche has served on multiple study sections for NCI, ACS, AACR, DOD and the Komen Foundation. He received the Ohio State University Human Cancer Genetics Program Commemorative Medal. He is an elected member of the American Society for Clinical Investigation (ASCI) and the American Clinical and Climatological Association (ACCA).

Key Attributes, Experience and Skills:

Dr. Pasche’s extensive and broad experience in the pharmaceutical industry, particularly his experience in developing new treatments in oncology, will bring perspective and insight to the Board in overseeing the Company’s pharmaceutical industry investments. His perspective as a practicing physician will also provide useful knowledge to the functioning of the Board. His experience with entities developing new drugs, in clinical trials and in obtaining regulatory approval will be critical in the Board’s oversight function.

Michael J. Weiss, MD, Ph.D., has served as a director since March 2018 and has been on staff as an ophthalmologist with the Edward S. Harkness Eye Institute since 1985 and has served as a director of Uveitis Service since July 1987. Dr. Weiss is a Clinical Professor of Ophthalmology at Columbia University Medical Center and was Board Certified in Ophthalmology in June 1987. Dr. Weiss received a Bachelor of Science from Bar-Ilan University, Israel in 1972, a Ph.D. from Columbia University School of Arts and Sciences in 1976 and a M.D. from Columbia College of Physicians and Surgeons in 1981. Dr. Weiss also did a Post-Graduate Fellowship at Columbia University Institute of Cancer Research from 1976-1977.

Key Attributes, Experience and Skills:

Dr. Weiss, as a practicing physician, is familiar with medical treatments that will bring perspective and insight to the Board in overseeing the Company’s pharmaceutical investments. Dr. Weiss has also previously served on the boards of public companies. His experience in oversight and corporate governance will serve the Company well.

The Board of Directors has no reason to believe that any of the persons named above will be unable or unwilling to serve as a director, if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

APPROVAL AND RATIFICATION OF THE SALE BY THE COMPANY TO HOWARD S. JONAS OF AN AGGREGATE OF 1,254,200 SHARES OF THE COMPANY’S CLASS B COMMON STOCK AT AN AGGREGATE PURCHASE PRICE OF $8,641,438

The Company’s stockholders are being asked to approve and ratify the actions of the Board of Directors and the Corporate Governance Committee of the Board of Directors (the “Governance Committee”) that authorized the Company to sell to Howard S. Jonas, the Company’s Chairman of the Board, Chief Executive Officer and controlling stockholder, an aggregate of 1,254,200 shares of the Company’s Class B Common Stock for an aggregate purchase price of $8,641,438 (the “Howard Jonas Stock Sale”). The rules of the NYSE American require stockholder approval of the Howard Jonas Stock Sale.

On April 26, 2018, the Board of Directors of the Company and its Corporate Governance Committee approved an arrangement with Howard S. Jonas, the Chairman of the Board, Chief Executive Officer and controlling stockholder of the Company, related to the purchase of shares of Class B common stock of the Company by Mr. Jonas. Under the arrangement, subject to approval of the stockholders of the Company, Mr. Jonas has agreed to purchase 1,254,200 shares of Class B common stock at a price per share of $6.89, which was the closing price for the Class B common stock on the NYSE American on April 26, 2018 (the last closing price before approval of the arrangement) for an aggregate purchase price of $8,641,438.

The arrangement is subject to approval of the stockholders of the Company, and no shares will be issued unless such approval is obtained. Mr. Jonas has agreed to vote in favor of the arrangement when it is submitted to the stockholders.

Mr. Jonas paid $864,144 of the purchase price within ten days of execution of a definitive agreement. The remainder of the purchase price will be payable within ten (10) days following the approval of the stockholders of the Company, and the shares will be issued upon payment in full.

Howard S. Jonas is the Company’s Chairman of the Board, Chief Executive Officer and its controlling stockholder. See SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT, above.

Section 713 of the NYSE American Company Guide requires the Company’s stockholders to approve the Howard Jonas Stock Sales.

The closing price of the Company’s Class B Common Stock on the New York Stock Exchange on November 26, 2018 was $8.31.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AND
RATIFICATION OF THE HOWARD JONAS STOCK SALES, AS DESCRIBED ABOVE.

Directors, Director Nominees and Executive Officers

The executive officers, directors and director nominees of the Company are as follows:

Name	Age	Position
Howard S. Jonas	62	Chairman of the Board of Directors, Director, Director Nominee, Chief Executive Officer and Named Executive Officer
Menachem Ash	46	President, General Counsel and Named Executive Officer
David Polinsky	47	Chief Financial Officer and Named Executive Officer
Stephen Greenberg	74	Director and Director Nominee
Boris C. Pasche	57	Director and Director Nominee
Michael J. Weiss	67	Director and Director Nominee

Set forth below is biographical information with respect to the Company’s current executive officers except Howard S. Jonas, whose information is set forth above under Proposal No. 1:

Menachem Ash serves as the Company’s President and General Counsel. He has served as Executive Vice President of Strategy and Legal Affairs of IDT since October 2012. Mr. Ash served as the managing attorney of IDT’s legal department from June 2011 to October 2012. Mr. Ash has served as senior counsel to several IDT divisions since he joined IDT in July 2004, including IDT Telecom and IDT Carmel. Prior to joining IDT, Mr. Ash served as General Counsel to Telstar International, Inc., a telecommunications services provider. Mr. Ash also worked at KPMG as a senior associate in its tax group focusing on financial services and technology companies. He is a graduate of Brooklyn College and the Benjamin N. Cardozo School of Law.

David Polinsky has served as Chief Financial Officer of the Company since December 2017. Mr. Polinsky co-founded Rafael Pharmaceuticals and has served as its Vice President, General Counsel and Corporate Secretary from 2002, and as President, General Counsel and Secretary from 2016 through March 2018. He also served on Rafael Pharmaceutical’s Board from 2002 until 2014. Mr. Polinsky also serves as Chairman of the Board of TheGiftBox, a company he co-founded in the technology sector. Prior to co-founding Rafael Pharmaceuticals, he served as Vice President and General Counsel for a New York-based real estate focused investment and management company, Square Management Corp., leading the investment analysis in and management of residential, office, retail and development properties. Previously and in partnership with the Honorable Edward I. Koch, former Mayor of New York City, Mr. Polinsky founded and served as CEO of a company that licensed and developed TheLaw.com. Mr. Polinsky earned his Juris Doctorate from Fordham University School of Law in 1996 and his Bachelor of Arts from Yeshiva University. Mr. Polinsky also earned the CFA Institute’s Investment Foundations certificate in 2017.

Independent Public Accountants

Zwick & Banyai, PLLC (“Zwick”) was the Company’s independent registered public accounting firm for Fiscal 2018. The Audit Committee of the Board of Directors has not yet appointed the Company’s independent registered public accounting firm for 2019. Zwick has been retained to review the Company’s financial statement for the first quarter of 2019.

We expect that representatives for Zwick will be present in person or telephonically at the Annual Meeting, will be available to respond to appropriate questions via telephone and will have the opportunity to make such statements as they may desire.

During the Company’s two most recent fiscal years, the Company did not consult with Zwick with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

Zwick’s report on the Company’s consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years there were no disagreements between the Company and Zwick on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Zwick, would have caused Zwick to make reference to the subject matter of the disagreements in connection with its report on the Company’s consolidated financial statements for such years.

During the two most recent fiscal years there were no “reportable events”, as defined in Regulation S-K Item 304(a)(1)(v).

Audit and Non-Audit Fees

The following table presents fees billed for professional services rendered by Zwick for the years ended July 31, 2018 and July 31, 2017:

Year Ended July 31	2018	2017
Audit Fees(1)	$67,067	$42,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$67,067	$42,000

____________

(1)      Audit fees for fiscal 2018 and 2017 were principally for audit work performed on the consolidated financial statements for the fiscal years ended July 31, 2018 and July 31, 2017. Audit fees for fiscal 2018 also include fees for audit work performed in connection with the Company’s Registration Statement on Form 10 as well as for reviews of certain quarterly periods included in the various filings in connection with the Form 10.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the Company’s independent registered public accounting firm. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, and all such services were approved by the Audit Committee in 2018.

The Audit Committee assesses requests for services by the independent registered public accounting firm using several factors. The Audit Committee will consider whether such services are consistent with the PCAOB’s and SEC’s rules on auditor independence. In addition, the Audit Committee will determine whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service based upon the members’ familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

Report of the Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process, internal controls, and audit functions. The Audit Committee’s function is more fully described in its charter, which can be found at the Corporate Governance section of the Company’s website, http://rafaelholdings.irpass.com/Committees. The Committee reviews its charter on an annual basis. The Board of Directors, with input from its Corporate Governance Committee, annually reviews the NYSE American listing standards’ definition of independence for Audit Committee members, questionnaires completed by the Audit Committee members and all information available to the Board of Directors and Corporate Governance Committee regarding relationships that could reasonably be expected to impact independence in accordance with those standards, and, at a meeting held on October 11, 2018, determined that each member of the Audit Committee meets that standard. The Board of Directors, with input from its Corporate Governance Committee, has also determined that Stephen Greenberg qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The Company’s management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations.

Zwick, the Company’s independent registered public accounting firm for Fiscal 2018, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee has ultimate authority and responsibility for selecting, compensating, evaluating, and, when appropriate, replacing the Company’s independent registered public accounting firm, and evaluating its independence. The Audit Committee has the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by the Company’s management.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of the Company’s management and the independent audit firm; nor can the Audit Committee certify that the independent audit firm is “independent” under applicable rules. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel, and direction to the Company’s management and to the auditors on the basis of the information it receives, discussions with the Company’s management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

The Audit Committee’s agenda for the year includes reviewing the Company’s financial statements, internal control over financial reporting, and audit and other matters. The Audit Committee met each quarter since the spin-off from IDT Corporation with senior representatives of Zwick and the Company’s management to review the Company’s interim financial results before the publication of the Company’s quarterly earnings news releases and/or filings. The Company’s management’s and the independent audit firm’s presentations to, and discussions with, the Audit Committee cover various topics and events that may have significant financial impact or are the subject of discussions between the Company’s management and the independent audit firm. The Audit Committee reviews and discusses with the Company’s management the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures. In accordance with law, the Audit Committee is responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including confidential, anonymous submission by the Company’s employees, received through established procedures, of any concerns regarding questionable accounting or auditing matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters, and the extent to which the independent audit firm can be retained to perform non-audit services. In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all services to be provided by Zwick. Pre-approval includes audit services, audit-related services, tax services, and other services.

The Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the fiscal year ended July 31, 2018. Zwick has provided the Audit Committee with the written disclosures and the letter required by the Public Company Accounting Oversight Board (PCAOB) regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Zwick, and management that firm’s independence. The Committee has also reviewed and discussed with Zwick the matters required to be discussed with the independent registered public accounting firm by applicable PCAOB rules regarding “Communication with Audit Committees.”

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2018, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Mr. Stephen Greenberg, Chairman
Dr. Boris Pasche
Dr. Michael Weiss

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Act, as amended, or the Exchange Act, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report, as well as any charters op policies referenced within this Proxy Statement, shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed with the SEC under the Act or under the Exchange Act.

OTHER INFORMATION

Submission of Proposals for the 2020 Meeting of Stockholders

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials in connection with the 2020 annual meeting of stockholders must submit such proposals in writing to the Corporate Secretary of the Company at 520 Broad Street, Newark, New Jersey 07102, which proposals must be received at such address no later than August 5, 2019. In addition, any stockholder proposal submitted with respect to the Company’s 2020 annual meeting of stockholders, which proposal is submitted outside the requirements of Rule 14a-8 under the Exchange Act and relevant interpretations thereof and other guidance related thereto, will not be included in the relevant proxy materials, will be considered untimely for purposes of Rule 14a-4 and 14a-5 if written notice thereof is received by the Company’s Corporate Secretary after October 22, 2019.

Availability of Annual Report on Form 10-K

Additional copies of the company’s 2018 Annual Report and Form 10-K may be obtained by contacting Bill Ulrey, Investor Relations, Rafael Holdings, Inc., 520 Broad Street, Newark, NJ 07102; by email: invest@rafaelholdings.com; or by phone: (212) 658-1450 ext. 7.

Other Matters

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS
November 27, 2018

Joyce Mason Corporate Secretary

ANNUAL MEETING OF STOCKHOLDERS OF
RAFAEL HOLDINGS, INC.

January 10, 2019

Important Notice Regarding the Availability of Proxy Materials for the Rafael Holdings, Inc.
Stockholders Meeting to be Held on January 10, 2019:
The Notice of Annual Meeting and Proxy Statement and the 2018 Annual Report are available at:

http://rafaelholdings.irpass.com/Annual_Reports
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS VOTES
“FOR” THE LISTED NOMINEES AND “FOR” PROPOSAL 2

	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

1. Election of Directors:					2. To approve and ratify the sale by the Company to Howard S. Jonas of an aggregate of 1,254,200 shares of the Company’s Class B Common Stock for an aggregate purchase price of $8,641,438.	☐	☐	☐

NOMINEES:
Stephen Greenberg	☐	☐	☐
Howard S. Jonas	☐	☐	☐
Boris C. Pasche	☐	☐	☐
Michael J. Weiss	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

				☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder __________________	Date: _____________	Signature of Stockholder __________________	Date: _____________

Note:     Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

Electronic Distribution

If you would like to receive future RAFAEL HOLDINGS, INC. proxy statements and annual reports electronically, please visit www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via e-Mail and provide your e-mail address.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
RAFAEL HOLDINGS, INC.
520 Broad Street, Newark, New Jersey 07102
(212) 658-1450
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held January 10, 2019

The undersigned appoints Howard S. Jonas and Joyce J. Mason, or either one of them, as the proxy of the undersigned with full power of substitution to attend and vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of Rafael Holdings, Inc. to be held at the Offices of Rafael Holdings, Inc., 520 Broad Street, 4th Floor, Newark, New Jersey 07102 on January 10, 2019 at 10:30 a.m., and any adjournment or postponement of the Annual Meeting, according to the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the Board of Directors, and any and all other business that may come before the Annual Meeting, except as otherwise indicated on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2 LISTED ON THE REVERSE SIDE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF
RAFAEL HOLDINGS, INC.

January 10, 2019

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.	COMPANY NUMBER __________________

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

ACCOUNT NUMBER __________________

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS VOTES
“FOR” THE LISTED NOMINEES AND “FOR” PROPOSAL 2

	FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

1. Election of Directors:					2. To approve and ratify the sale by the Company to Howard S. Jonas of an aggregate of 1,254,200 shares of the Company’s Class B Common Stock for an aggregate purchase price of $8,641,438.	☐	☐	☐

NOMINEES:
Stephen Greenberg	☐	☐	☐
Howard S. Jonas	☐	☐	☐
Boris C. Pasche	☐	☐	☐
Michael J. Weiss	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

				☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐
Signature of Stockholder __________________	Date: _____________	Signature of Stockholder __________________	Date: _____________

Note:     Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.